SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.   20549

                               _______________

                                   FORM 8-K

                       PURSUANT TO SECTION 13 OR 15(d)
                                    OF THE
                       SECURITIES EXCHANGE ACT OF 1934
                               _______________

      Date of Report (date of earliest event reported):  March 19, 2002
                               _______________

                       TESSA COMPLETE HEALTH CARE, INC.
            (Exact name of registrant as specified in its charter)


            Georgia                     0-21099                 58-0975098
 ----------------------------   ------------------------     ----------------
 (State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)


                35 Fulford Ave., Suite 101, Bel Air, MD 21014
                   (Address of principal executive offices)


                 (410) 893-0134 / (410) 893-6373 (Facsimile)
     (Registrant's telephone and facsimile numbers, including area code)


  ________________________________________________________________________

  ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

       Not Applicable.


  ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

       Not Applicable.


  ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

       Not Applicable.


  ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

       The Company's past auditor of record, Horton & Co., has recently been acquired by the accounting firm of Citrin Cooperman & Company, LLP. On March 19, 2002, the Company was notified by Citrin Cooperman & Company, LLP that it is in the process of eliminating its auditing of publicly traded firms and in connection therewith, was withdrawing as the auditor of the Company. The Company has retained the firm of Timothy Steers, C.P.A. to serve as its independent public accountants.


  ITEM 5.   OTHER EVENTS

      Not Applicable.


  ITEM 6.   CHANGE OF REGISTRANT'S DIRECTORS AND MANAGEMENT

       Not Applicable.


  ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

       (a)  Financial Statements.  Not Applicable.

       (b)  Pro Forma Financial Statements.  Not Applicable.

            Exhibits.


  ITEM 8.   CHANGE IN FISCAL YEAR.

       Not Applicable.



  SIGNATURES

       Pursuant to requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                TESSA COMPLETE HEALTH CARE, INC.

  Date:  March 28, 2002          By:  /s/ Brian Regan, DC
                                          --------------------------------
                                          Brian Regan, DC, President & CEO